                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) February 29, 1996
                                                        _________________

                           C.M. Life Insurance Company
________________________________________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

                                                       06-1041383
 ______________________________________  ______________________________________
        (Commission File Number)                (I.R.S. Employer ID No.)

140 Garden Street, Hartford, Connecticut                  06154
________________________________________________________________________________
(Address of Principal Executive Offices)               (Zip Code)

                                 (203) 987-6500
________________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)

                                      None
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) Effective February 29, 1996 at 11:59 pm, the Registrant's sole shareholder, Connecticut Mutual Life Insurance Company ("Connecticut Mutual"), was merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"), with MassMutual as the surviving company (the "Surviving Company"). Upon consummation of the merger, the existence of Connecticut Mutual ceased, and the Surviving Company became the sole shareholder of the Registrant. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 13, 1995 and amended as of December 13, 1995 (the "Merger Agreement"). The Merger Agreement was approved by the Connecticut Department of Insurance and the Massachusetts Division of Insurance. Consummation of the merger was also subject to, among other things, approval by MassMutual insureds, MassMutual policyholders, Connecticut Mutual members, and Connecticut Mutual policyholders.

The Board of Directors of the Surviving Company consists of twenty-three directors. Fourteen of the directors were designated by MassMutual, including Thomas B. Wheeler, MassMutual's President and Chief Executive Officer; and nine of the directors were designated by Connecticut Mutual, including David E. Sams, Jr., the President and Chief Executive Officer of Connecticut Mutual and Chairman of the Connecticut Mutual board of directors. Mr. Wheeler is Chairman of the Board and Chief Executive Officer of the Surviving Company, and Mr. Sams is President and Chief Operating Officer of the Surviving Company. MassMutual insureds, MassMutual policyholders, Connecticut Mutual members, and Connecticut Mutual policyholders have substantially the same rights and privileges with respect to the Surviving Company as they did with respect to MassMutual or Connecticut Mutual, as applicable, prior to the merger. Mr. Sams will continue to serve as a director and president of the Registrant following the merger.

It is anticipated that the Registrant, a Connecticut-domiciled stock life insurance company, will continue to be domiciled in Connecticut. The Merger Agreement provides that following the merger, MML Bay State Life Insurance Company, a Missouri stock life insurance company and a wholly-owned indirect subsidiary of MassMutual ("MML Bay State") will seek to redomesticate in the State of Connecticut, and that the business operations of the Registrant and MML Bay State will be consolidated; provided, however, that if (i) the Surviving Company is unable to obtain, on a timely basis, any required regulatory approvals, including any approvals that may be required under applicable state insurance laws and the expiration of any required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or (ii) because of legal, tax or accounting issues, the Surviving Company determines that such actions would not be in its best interests, the Surviving Company will pursue in good faith other strategic alternatives intended to preserve and develop the business of the Registrant as a subsidiary of the Surviving Company in the State of Connecticut.

     (b)  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               C.M. Life Insurance Company
                                         ______________________________________
                                                      (Registrant)




DATE:  March 13, 1996                    BY:   /s/ David E. Sams
                                             __________________________________
                                                David E. Sams
                                                Director & President




                                               /s/ J. Brinke Marcuccilli,
                                           ___________________________________
                                                J. Brinke Marcuccilli,
                                                Director & Chief Financial
                                                Officer